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                                                                      EXHIBIT 21

                               EL PASO CORPORATION
                                 OWNERSHIP LIST
                            AS OF SEPTEMBER 17, 2004

                                                                                                                    %
                                                                                                                  OWNER-
             ENTITY NAME                                                OWNER                                      SHIP
             -----------                                                -----                                    -------
3082263 Nova Scotia Limited                             El Paso Production Oil & Gas Company                         100
Acajutla (Cayman) Company (Cayman Islands)              El Paso Energy Acajutla Company                              100
Agropecuaria Santo Antonio Ltda. (Brazil)               El Paso Energy International do Brasil Ltda.               .0002
                                                        Termo Norte Energia Ltda.                                99.9997
                                                        Unaffiliated Parties                                       .0002
Agua del Cajon (Cayman) Company (Cayman Islands)        El Paso Neuquen Holding Company                              100
Aguaytia Energy del Peru S.R. Ltda. (Peru)              Aguaytia Energy L.L.C.                                   22.0454
                                                        Unaffiliated Parties                                     77.0546
Aguaytia Energy L.L.C. (DE)                             EPED Aguaytia Company                                       24.3
                                                        The Maple Gas Development Corporation                      16.96
                                                        Unaffiliated Parties                                       58.74
Alpheus Communications, L.P. (DE)                       Zipline, L.L.C.                                (GP)            1
                                                        El Paso Telecom, L.L.C.                        (LP)           71
                                                        Unaffiliated Parties                           (LP)           28
American Natural Resources Company (DE)                 El Paso CNG Company, L.L.C.                                  100
Americas Generation Corp. (Panama)                      Americas Holding Corp.                                       100
Americas Holding Corp. (Panama)                         Coastal Power Panama Investor, S.A.                         49.9
                                                        Unaffiliated Parties                                        50.1
Amethyst Power Holdings, L.L.C. (DE)                    Garnet Power Holdings, L.L.C.                                100
Andros Ltd. (Cayman Islands)                            Coastal Securities Company Limited                           100
ANR Advance Holdings, Inc. (DE)                         El Paso Midwest Company                                       50
                                                        Unaffiliated Parties                                          50
ANR Alliance Pipeline Company Canada, Inc.              ANR Pipeline Company                                         100
(New Brunswick)
ANR Blue Lake Company (DE)                              ANR Storage Company                                          100
ANR Capital Corporation (DE)                            ANR Pipeline Company                                         100
ANR Development Corporation (DE)                        El Paso CGP Company                                          100
ANR Eaton Company (MI)                                  ANR Storage Company                                          100
ANR Independence Pipeline Company (DE)                  American Natural Resources Company                           100
ANR Jackson Company (DE)                                ANR Storage Company                                          100
ANR Northeastern Gas Storage Company (DE)               ANR Storage Company                                          100
ANR Pipeline Company (DE)                               El Paso ANR Investments, L.L.C.                              100
ANR Real Estate Corporation (DE)                        ANR Development Corporation                                  100
ANR Storage Company (MI)                                El Paso ANRS Investments, L.L.C.                             100
ANR Transportation Services Company (DE)                El Paso CGP Company                                          100
ANR Venture Eagle Point Company (DE)                    American Natural Resources Company                           100
ANR Venture Management Company (DE)                     American Natural Resources Company                           100
ANR Western Coal Development Company (DE)               El Paso CNG Company, L.L.C.                                  100
ANR Western Storage Company (DE)                        ANR Storage Company                                          100
ANRV Eagle Point, L.P. (DE)                             ANRV-EP, Inc.                                  (GP)            1
                                                        Coastal Eagle Point Oil Company                (LP)           99
ANRV-EP, Inc. (DE)                                      El Paso CGP Company                                          100
Aquamarine Power Holdings, L.L.C. (DE)                  Diamond Power Holdings, L.L.C.                               100
Arena Power, Ltd. (Cayman Islands)                      Coastal Power International IV Ltd.                          100
Arizona Gas Storage, L.L.C. (DE)                        GulfTerra Arizona Gas, L.L.C.                                 60
                                                        Unaffiliated Parties                                          40
Arizona LNG, L.L.C. (NV)                                El Paso Field Services, L.P.                                 100
Atlantis Offshore, LLC (DE)                             Manta Ray Gathering Company, L.L.C.                           50
                                                        Unaffiliated Parties                                          50

                                                                                                                    %
                                                                                                                  OWNER-
             ENTITY NAME                                                OWNER                                      SHIP
             -----------                                                -----                                    -------
BBPP Holdings Ltda. (Brazil)                            EPIC Gas International Servicos do Brasil Ltda.          33.3333
                                                        Unaffiliated Parties                                     66.6667
Bear Creek Storage Company (LA Partnership)             Tennessee Storage Company                                     50
                                                        Southern Gas Storage Company                                  50
Berkshire Feedline Acquisition L.P. (MA)                El Paso Energy Pittsfield Corporation                         50
                                                        Unaffiliated Parties                                          50
Berkshire Power Company, LLC (MA)                       El Paso Berkshire Power I Company, L.L.C.                   56.4
                                                        Unaffiliated Parties                                        43.6
Black Warrior Methane Corp. (AL)                        El Paso Production Company                                    50
                                                        Unaffiliated Parties                                          50
Black Warrior Transmission Corp. (AL)                   El Paso Production Company                                    50
                                                        Unaffiliated Parties                                          50
Blue Lake Gas Storage Company (MI)                      ANR Blue Lake Company                                         75
                                                        Unaffiliated Parties                                          25
Broad Mountain Partners (PA)                            Orion Power Company, Inc.                                     25
                                                        Unaffiliated Parties                                          75
Cambria Clean Coal, L.L.C. (DE)                         Mesquite Investors, L.L.C.                                   100
Cambria CoGen (I), LLC (DE)                             Cambria Clean Coal, L.L.C.                                   100
Cambria CoGen (III), L.P. (DE)                          Cambria Clean Coal, L.L.C.                     (LP)           99
                                                        Cambria CoGen (I), LLC                         (GP)            1
Cambria Cogen (V), L.P. (DE)                            Cambria Clean Coal, L.L.C.                     (LP)         82.5
                                                        Cambria CoGen (I), LLC                         (GP)            1
                                                        Cambria CoGen (I), LLC                         (LP)         16.5
Cambria CoGen Company (PA)                              Cambria CoGen (III), L.P.                      (GP)         50.5
                                                        Cambria Cogen (V), L.P.                        (GP)         48.5
                                                        Cambria CoGen (I), LLC                         (GP)            1
Cambria Reclamation Corporation (DE)                    Cambria CoGen (I), LLC                                       100
Cameron Highway Oil Pipeline Company (DE)               Cameron Highway Pipeline I, L.P.                              50
                                                        Unaffiliated Parties                                          50
Cameron Highway Pipeline GP, L.L.C. (DE)                GulfTerra Energy Partners, L.P.                              100
Cameron Highway Pipeline I, L.P. (DE)                   Cameron Highway Pipeline GP, L.L.C.            (GP)            1
                                                        GulfTerra Energy Partners, L.P.                (LP)           99
Canyon Creek Compression Company                        CIG-Canyon Compression Company                                15
(General Partnership) (IL)                              Unaffiliated Parties                                          85
Capitol District Energy Center Cogeneration             ANR Venture Management Company                                50
Associates (Joint Venture) (CT)                         Mesquite Investors, L.L.C.                                    50
Capricorn Power Company, Inc. (CA)                      El Paso Golden Power, L.L.C.                                 100
Capricorn Power Partners, L.P. (CA)                     Capricorn Power Company, Inc.                  (GP)            1
                                                        El Paso Golden Power, L.L.C.                   (LP)           99
Cayger Finance Company (Cayman Islands)                 EPED B Company                                               100
CDECCA Property Company, L.L.C. (DE)                    Capitol District Energy Center Cogeneration                  100
                                                        Associates (Joint Venture)
CEBU Private Power Corporation (Philippines)            East Asia Utilities Corporation                               80
                                                        Unaffiliated Parties                                          20
Cedar Brakes I, L.L.C. (DE)                             Mesquite Investors, L.L.C.                                   100
Cedar Brakes II, L.L.C. (DE)                            Mesquite Investors, L.L.C.                                   100
CEG Finance Company Ltd. (Cayman Islands)               Coastal Power Nicaragua Holding Company Ltd.             90.9091
                                                        Coastal Power Nicaragua Ltd.                              9.0909
CFS Louisiana Midstream Company (DE)                    El Paso Field Operations Company                             100
Chaparral Investors, L.L.C. (DE))                       El Paso Chaparral Holding Company (Class B)                 19.6
                                                        Limestone Electron, L.L.C. (Class A)                        10.5
                                                        Limestone Electron, L.L.C. (Class B)                        69.9
Cheyenne Plains Gas Pipeline Company, L.L.C. (DE)       Cheyenne Plains Investment Company, L.L.C.                   100

                                                                                                                    %
                                                                                                                  OWNER-
             ENTITY NAME                                                OWNER                                      SHIP
             -----------                                                -----                                    -------
Cheyenne Plains Investment Company, L.L.C. (DE)         El Paso CNG Company, L.L.C.                                  100
CIG Field Services Company (DE)                         Colorado Interstate Gas Company                              100
CIG Gas Storage Company (DE)                            El Paso CNG Company, L.L.C.                                  100
CIG Gas Supply Company (DE)                             El Paso WIC Investments, L.L.C.                              100
CIG Merchant Company (DE)                               El Paso CGP Company                                          100
CIG Resources Company (DE)                              El Paso CNG Company, L.L.C.                                  100
CIG-Canyon Compression Company (DE)                     El Paso CNG Company, L.L.C.                                  100
CIGE Company (DE)                                       CIGE Holdco, Inc.                                            100
CIGE Holdco, Inc. (DE)                                  El Paso CGP Company                                          100
Citrine FC Company (Cayman Islands)                     Emerald Finance, L.L.C.                                      100
Citrus Corp. (DE)                                       El Paso Citrus Holdings, Inc.                                 50
                                                        Unaffiliated Parties                                          50
Citrus Energy Services, Inc. (DE)                       Citrus Corp.                                                 100
Citrus Trading Corp. (DE)                               Citrus Corp.                                                 100
Cliffside Helium LLC                                    CIG Resources Company                                          4
                                                        Unaffiliated Parties                                          96
Cliffside Refiners, LP                                  Colorado Water Supply Company                               3.96
                                                        Cliffside Helium LLC                                           1
                                                        Unaffiliated Parties                                       95.04
CNG Cayman Two (Cayman Islands)                         DBNGP Finance Company L.L.C.                               76.92
                                                        Unaffiliated Parties                                       23.08
CNG Labuan One (Australia)                              CNG Cayman Two                                               100
Coastal (Bermuda) Petroleum Limited (Bermuda)           Coastal Securities Company Limited                           100
Coastal (Cayman Islands) Construction Company Ltd.      Coastal States Management Corporation                        100
(Cayman Islands)
Coastal (Rotterdam) B.V. (Netherlands)                  El Paso Merchant Energy-Petroleum Company                    100
Coastal Austral Ltd. (Cayman Islands)                   Coastal Cape Horn Ltd.                                       100
Coastal Australia AC 96-3 Ltd. (Cayman Islands)         El Paso Production Oil & Gas Company                         100
Coastal Australia AC 96-4 Ltd. (Cayman Islands)         El Paso Production Oil & Gas Company                         100
Coastal Bangchak Power Ltd. (Cayman Islands)            El Paso CGP Company                                          100
Coastal BAS-97 Ltda. (Brazil)                           El Paso Brazil, L.L.C.                                   99.8002
                                                        El Paso Brazil Holdings Company                            .1998
Coastal Belcher Petroleum Pte Ltd. (Singapore)          Coastal Securities Company Limited                         .2797
                                                        Coastal Cayman Finance Ltd.                              99.7203
Coastal Bridger Lake Pipeline Corporation (DE)          El Paso Merchant Energy-Petroleum Company                    100
Coastal Canada Gas Inc. (New Brunswick)                 Cosbel Petroleum Corporation                                 100
Coastal Canada Gas Services, Inc. (New Brunswick)       El Paso CGP Company                                          100
Coastal Canada Petroleum, Inc. (New Brunswick)          Cosbel Petroleum Corporation                                 100
Coastal Cape Horn Ltd. (Cayman Islands)                 El Paso CGP Company                                          100
Coastal Cayman Finance Ltd. (Cayman Islands)            Coastal (Bermuda) Petroleum Limited                          100
Coastal CFC Ltd. (Cayman Islands)                       Coscol Petroleum Corporation                                 100
Coastal Chem, Inc. (DE)                                 El Paso CGP Company                                          100
Coastal Chile Agencia de Naves Limitada                 Coastal Petroleum N.V. Chile Limitada                       99.9
(Chilean Limited Partnership)                           Coastal Petroleum N.V.                                        .1
Coastal Chile Comercial Limitada                        Coastal Petroleum N.V. Chile Limitada                       99.9
(Chilean Limited Partnership)                           Coastal Petroleum N.V.                                        .1
Coastal Clark Investor Ltd. (Cayman Islands)            El Paso CGP Company                                          100
Coastal Clark Manager Ltd. (Cayman Islands)             El Paso CGP Company                                          100
Coastal Coal, Inc. (DE)                                 El Paso Coal Holding, L.L.C.                                 100
Coastal Development II Ltd. (Cayman Islands)            El Paso Production Oil & Gas Company                         100
Coastal Development III Ltd. (Cayman Islands)           El Paso Production Oil & Gas Company                         100

                                                                                                                    %
                                                                                                                  OWNER-
             ENTITY NAME                                                OWNER                                      SHIP
             -----------                                                -----                                    -------
Coastal do Brasil Ltda. (Brazil)                        Coastal States Management Corporation                    99.9999
                                                        El Paso Merchant Energy-Petroleum Company                  .0001
Coastal Eagle Point Oil Company (DE)                    El Paso CGP Company                                           51
                                                        ANR Venture Eagle Point Company                               49
Coastal Energy of Panama, Inc. (Panama)                 Coastal Stock Company Limited                                100
Coastal Energy Resources Ltd. (Mauritius)               Coastal India Petroleum Ltd.                                 100
Coastal Europe Limited (England)                        Coastal Stock Company Limited                                100
Coastal Finance I (DE)                                  El Paso CGP Company                                          100
Coastal Fuels of Puerto Rico, Inc. (DE)                 Cosbel Petroleum Corporation                                 100
Coastal Fuji Oil Ltd. (Cayman Islands)                  Coastal Petroleum N.V.                                        50
                                                        Unaffiliated Parties                                          50
Coastal Gas Australia Pty Ltd. (Australia)              Coastal Gas International Ltd.                               100
Coastal Gas de Mexico S de R.L. de C.V. (Mexico)        Coastal Halcon Pipeline I Ltd.                                50
                                                        Coastal Halcon Pipeline II Ltd.                               50
Coastal Gas India Holdings Ltd. (Cayman Islands)        El Paso CGP Company                                          100
Coastal Gas International Ltd. (Cayman Islands)         El Paso CGP Company                                          100
Coastal Gas Storage Victoria Ltd. (Cayman Islands)      El Paso CGP Company                                          100
Coastal Gas Storage Victoria Pty Ltd. (Australia)       Coastal Gas Storage Victoria Ltd.                            100
Coastal Gusu Heat & Power Ltd. (Cayman Islands)         Coastal Suzhou Investor Ltd.                                  99
                                                        Coastal Suzhou Manager Ltd.                                    1
Coastal Halcon Pipeline I Ltd. (Cayman Islands)         El Paso CGP Company                                          100
Coastal Halcon Pipeline II Ltd. (Cayman Islands)        El Paso CGP Company                                          100
Coastal Henan I Power Ltd. (Cayman Islands)             Coastal Henan Power Ltd.                                     100
Coastal Henan II Power Ltd. (Cayman Islands)            Coastal Henan Power Ltd.                                     100
Coastal Henan Power Ltd. (Cayman Islands)               El Paso CGP Company                                          100
Coastal India Petroleum Ltd. (Cayman Islands)           Coscol Petroleum Corporation                                 100
Coastal Indonesia Bangko Ltd. (Indonesia)               El Paso Production Oil & Gas Company                         100
Coastal International Finance Ltd. (Cayman Islands)     El Paso CNG Company, L.L.C.                                  100
Coastal Itabo, Ltd. (Cayman Islands)                    Coastal Power Dominicana Generation Ltd.                     100
Coastal Liquids Partners, L.P. (DE)                     El Paso Merchant Energy-Petroleum Company      (GP)         .804
                                                        El Paso Merchant Energy-Petroleum Company      (LP)       97.002
                                                        El Paso Production Oil & Gas Company           (LP)        2.194
Coastal LPG Dominicana Ltd. (Cayman Islands)            Coscol Petroleum Corporation                                 100
Coastal Management Services (Singapore) Pte Ltd.        Coastal Securities Company Limited                           100
(Singapore)
Coastal Manager Ltd. (Cayman Islands)                   El Paso CGP Company                                          100
Coastal Mart, Inc. (DE)                                 El Paso Remediation Company                                  100
Coastal Mexicana Northeast Ltd. (Cayman Islands)        El Paso CGP Company                                          100
Coastal Mexicana Northwest Ltd. (Cayman Islands)        El Paso CGP Company                                          100
Coastal Mobile Refining Company (DE)                    El Paso CGP Company                                          100
Coastal Nanjing Investor Ltd. (Cayman Islands)          El Paso CGP Company                                          100
Coastal Nanjing Manager Ltd. (Cayman Islands)           Coastal Nanjing Investor Ltd.                                100
Coastal Nanjing Power Ltd. (Cayman Islands)             Coastal Nanjing Investor Ltd.                                 99
                                                        Coastal Nanjing Manager Ltd.                                   1
Coastal Nejapa Ltd. (Cayman Islands)                    Coastal Salvadoran Power Ltd.                                 87
                                                        Unaffiliated Parties                                          13
Coastal Offshore Finance Ltd. (Cayman Islands)          Coastal International Finance Ltd.                           100
Coastal Offshore Fuels, Inc. (Liberia)                  Cosbel Petroleum Corporation                                 100
Coastal Offshore Insurance Ltd. (Bermuda)               Coastal Offshore Finance Ltd.                                100
Coastal Oil & Gas Australia 20 Pty Ltd. (Australia)     Coastal Australia AC 96-3 Ltd.                               100
Coastal Oil & Gas Australia 21 Pty Ltd. (Australia)     Coastal Australia AC 96-4 Ltd.                               100
Coastal Oil & Gas Australia 283 Pty Ltd. (Australia)    Coastal Development III Ltd.                                 100
Coastal Oil & Gas Australia Pty Ltd (Australia)         Coastal Development II Ltd.                                  100

                                                                                                                    %
                                                                                                                  OWNER-
             ENTITY NAME                                                OWNER                                      SHIP
             -----------                                                -----                                    -------
Coastal Oil & Gas Camisea Ltd. (Cayman Islands)         El Paso Production Oil & Gas Company                         100
Coastal Oil New England, Inc. (MA)                      Cosbel Petroleum Corporation                                 100
Coastal Oil New York, Inc. (DE)                         Cosbel Petroleum Corporation                                 100
Coastal Palembang Power (Singapore) Pte Ltd.            Coastal Palembang Power Ltd.                                 100
(Singapore)
Coastal Palembang Power Ltd. (Cayman Islands)           El Paso CGP Company                                          100
Coastal Peenya Investor Ltd. (Cayman Islands)           El Paso CGP Company                                          100
Coastal Peenya Manager Ltd. (Cayman Islands)            El Paso CGP Company                                          100
Coastal Peenya Power Ltd. (Mauritius)                   Coastal Peenya Investor Ltd.                                  99
                                                        Coastal Peenya Manager Ltd.                                    1
Coastal Petrochemical International (L) Limited         Coastal Petrochemical International A.V.V.                   100
(Labuan)
Coastal Petrochemical International A.V.V. (Aruba)      Coscol Petroleum Corporation                                 100
Coastal Petrochemical, Inc. (Quebec)                    Cosbel Petroleum Corporation                                  51
                                                        Unaffiliated Parties                                          49
Coastal Petrochemical, L.P. (Quebec)                    Coastal Canada Petroleum, Inc.                 (LP)       50.999
                                                        Coastal Petrochemical, Inc.                    (GP          .002
                                                        Unaffiliated Parties                           (LP)       48.999
Coastal Petroleum (Estonia) Ltd. (Cayman Islands)       Coscol Petroleum Corporation                                 100
Coastal Petroleum (Far East) Pte Ltd. (Singapore)       Coastal Securities Company Limited                           100
Coastal Petroleum Argentina, S.A. (Argentina)           Coastal Petroleum N.V.                                        98
                                                        Triunion Energy Company                                        2
Coastal Petroleum N.V. (Aruba)                          Coastal Stock Company Limited                                100
Coastal Petroleum N.V. Chile Limitada                   Coastal Petroleum N.V.                                      99.9
(Chilean Limited Partnership)                           Coastal India Petroleum Ltd.                                  .1
Coastal Pipeline Company (DE)                           El Paso Merchant Energy-Petroleum Company                    100
Coastal Power Central America Ltd. (Cayman Islands)     El Paso CGP Company                                          100
Coastal Power Dominicana Generation Ltd.                El Paso CGP Company                                        2.072
(Cayman Islands)                                        Coastal Power Guatemala Ltd.                              97.928
Coastal Power Guatemala Distribution Ltd.               El Paso CGP Company                                          100
(Cayman Islands)
Coastal Power Guatemala Ltd. (Cayman Islands)           El Paso CGP Company                                          100
Coastal Power India (Cayman) Ltd. (Cayman Islands)      El Paso CGP Company                                          100
Coastal Power International II Ltd. (Cayman Islands)    El Paso CGP Company                                          100
Coastal Power International III Ltd. (Cayman Islands)   El Paso CGP Company                                          100
Coastal Power International IV Ltd. (Cayman Islands)    El Paso CGP Company                                          100
Coastal Power International Ltd. (Cayman Islands)       El Paso CGP Company                                          100
Coastal Power International V Ltd. (Cayman Islands)     El Paso CGP Company                                          100
Coastal Power Lanka Ltd. (Cayman Islands)               El Paso CGP Company                                          100
Coastal Power Nicaragua Holding Company Ltd.            Coastal Power Nicaragua Ltd.                                 100
(Cayman Islands)
Coastal Power Nicaragua Ltd. (Cayman Islands)           El Paso CGP Company                                          100
Coastal Power Noapara Ltd. (Cayman Islands)             El Paso CGP Company                                          100
Coastal Power Panama Generation Ltd.                    El Paso CGP Company                                          100
(Cayman Islands)
Coastal Power Panama Investor, S.A. (Panama)            Coastal Power Panama Generation Ltd.                         100
Coastal Rajgarh Investor Ltd. (Cayman Islands)          El Paso CGP Company                                          100
Coastal Romanian Petroleum International A.V.V.         Coscol Petroleum Corporation                                 100
(Aruba)
Coastal Romanian Petroleum SRL (Romania)                Coscol Petroleum Corporation                                 100
Coastal Saba Investor II Ltd. (Cayman Islands)          Coastal Saba Investor Ltd.                                    99
                                                        Coastal Saba Manager Ltd.                                      1
Coastal Saba Investor Ltd. (Cayman Islands)             El Paso CGP Company                                          100
Coastal Saba Manager II Ltd. (Cayman Islands)           Coastal Saba Investor Ltd.                                    99

                                                                                                                    %
                                                                                                                  OWNER-
             ENTITY NAME                                                OWNER                                      SHIP
             -----------                                                -----                                    -------
                                                        Coastal Saba Manager Ltd.                                      1
Coastal Saba Manager Ltd. (Cayman Islands)              El Paso CGP Company                                          100
Coastal Saba Power Ltd. (Mauritius)                     Coastal Saba Investor II Ltd.                                 99
                                                        Coastal Saba Manager II Ltd.                                   1
Coastal Salvadoran Power Ltd. (Cayman Islands)          Thermal Power Salvador Ltd.                                  100
Coastal Securities Company Limited (Bermuda)            Coastal Stock Company Limited                                100
Coastal Services Petroleum (U.K.) Limited (England)     Coastal Europe Limited                                       100
Coastal States Energy Company (DE)                      El Paso CGP Company                                          100
Coastal States Management Corporation (CO)              El Paso CGP Company                                          100
Coastal States Petroleum (U.K.) Limited (England)       Coastal Europe Limited                                     99.99
                                                        Coastal States Tankers (U.K.) Limited                        .01
Coastal States Tankers (U.K.) Limited (England)         Coastal Europe Limited                                      99.5
                                                        Coastal States Petroleum (U.K.) Limited)                      .5
Coastal States Trading Holdings Ltd. (Cayman Islands)   El Paso Merchant Energy-Petroleum Company                    100
Coastal States Trading Investments Ltd.                 El Paso Merchant Energy-Petroleum Company                    100
(Cayman Islands)
Coastal Stock Company Limited (Bermuda)                 Coscol Petroleum Corporation                               57.37
                                                        Coastal Austral Ltd.                                         .81
                                                        Coastal Petrochemical International (L) Limited            19.22
                                                        EPED B                                                     16.34
                                                        EnCap Holdings (Denmark) ApS                                5.98
                                                        El Paso Merchant Energy-Petroleum Company                    .28
Coastal Subic Bay Terminal, Inc. (Philippines)          Coscol Petroleum Corporation                                 100
Coastal Suzhou Investor Ltd. (Cayman Islands)           El Paso CGP Company                                          100
Coastal Suzhou Manager Ltd. (Cayman Islands)            El Paso CGP Company                                          100
Coastal Suzhou Power Ltd. (Cayman Islands)              Coastal Suzhou Investor Ltd.                                  99
                                                        Coastal Suzhou Manager Ltd.                                    1
Coastal TDF Ltd. (Cayman Islands)                       Coastal Cape Horn Ltd.                                       100
Coastal Technology Dominicana S.A.                      El Paso Technology, Inc.                                     100
(Dominican Republic)
Coastal Technology Guatemala, Ltda.                     Coastal States Trading Holdings Ltd.                          50
(Guatemala LLC)                                         Coastal States Trading Investments Ltd.                       50
Coastal Technology Ltd. (Cayman Islands)                El Paso Technology, Inc.                                     100
Coastal Technology Nicaragua S.A. (Nicaragua)           El Paso Technology, Inc.                                     100
Coastal Technology Palembang (Cayman) Ltd.              El Paso Technology, Inc.                                     100
(Cayman Islands)
Coastal Unilube, Inc. (TN)                              El Paso CGP Company                                          100
Coastal Wartsila Petroleum Private Limited (India)      Coastal Energy Resources Ltd.                                 50
                                                        Unaffiliated Parties                                          50
Coastal West Ventures, Inc. (DE)                        El Paso CGP Company                                          100
Coastal Wuxi Investor Ltd. (Cayman Islands)             El Paso CGP Company                                          100
Coastal Wuxi Manager Ltd. (Cayman Islands)              El Paso CGP Company                                          100
Coastal Wuxi New District Ltd. (Cayman Islands)         Coastal Wuxi Manager Ltd.                                      1
                                                        Coastal Wuxi Investor Ltd.                                    99
Coastal Wuxi Power Ltd. (Cayman Islands)                Coastal Wuxi Manager Ltd.                                     99
                                                        Coastal Wuxi Investor Ltd.                                     1
Colbourne Insurance Company Limited (England)           Coastal Europe Limited                                        77
                                                        El Paso Energy Capital Company                                23
Cold Springs Gas Storage Limited Partnership (MI)       ANR Storage Company                            (GP)       33.335
                                                        Kalkaska Gas Storage Limited Partnership       (GP)       33.335
                                                        Unaffiliated Parties                           (LP)        33.33
Colorado Interstate Gas Company (DE)                    El Paso Noric Investments III, L.L.C.                        100
Colorado Water Supply Company (DE)                      Colorado Interstate Gas Company                              100

                                                                                                                    %
                                                                                                                  OWNER-
             ENTITY NAME                                                OWNER                                      SHIP
             -----------                                                -----                                    -------
Compania de Electricidad de Puerto Plata, S.A.          Coastal Power International Ltd.                           47.79
(Dominican Republic)                                    Coastal Technology Dominicana, S.A.                          .01
                                                        Coastal Salvadoran Power Ltd.                                .01
                                                        Coastal Wuxi Investor Ltd.                                   .01
                                                        Coastal Wuxi Manager Ltd.                                    .01
                                                        Unaffiliated Parties                                       52.17
Copper Eagle Gas Storage, LLC (DE)                      El Paso Natural Gas Company                                  100
Cosbel Petroleum Corporation (DE)                       El Paso CGP Company                                          100
Coscol Holding Company Ltd. (Cayman Islands)            Coscol Petroleum Corporation                                 100
Coscol Investments Ltd. (Cayman Islands)                Coscol Petroleum Corporation                                 100
Coscol Petroleum Corporation (DE)                       El Paso CGP Company                                          100
Coscol Securities Ltd. (Cayman Islands)                 Coscol Petroleum Corporation                                 100
Coyote Gas Treating Limited Liability Company (CO)      GulfTerra Field Services, L.L.C.                              50
                                                        Unaffiliated Parties                                          50
Cross Country Development L.L.C. (DE)                   El Paso Natural Gas Company                                50.33
                                                        Unaffiliated Parties                                       49.67
Crystal Exploration and Production, L.L.C. (DE)         Crystal Gas Storage, Inc.                                    100
Crystal Gas Storage, Inc. (DE)                          El Paso Remediation Company                                  100
Crystal Holding, L.L.C. (DE)                            GulfTerra Energy Partners, L.P.                              100
Dampier to Bunbury Pipeline Employment Pty. Ltd.        EPIC Energy (WA) Investments Pty. Ltd.                       100
(Australia)
DBNGP Finance Company L.L.C. (DE)                       EPED Holding Company                                          50
                                                        Unaffiliated Parties                                          50
DeepTech International Inc. (DE)                        El Paso Corporation                                          100
Deepwater Gateway, L.L.C. (DE)                          GulfTerra Field Services, L.L.C.                              50
                                                        Unaffiliated Parties                                          50
Diamond Power Holdings, L.L.C. (DE)                     Diamond Power Ventures, L.L.C.                               100
Diamond Power Ventures, L.L.C. (DE)                     Garnet Power Holdings, L.L.C.                                100
Distribuidora Coastal, S.A. de C.V. (El Salvador)       El Paso Merchant Energy-Petroleum Company                     99
                                                        Coastal States Management Corporation                          1
Dover Technology, Inc. (TX)                             DeepTech International Inc.                                   50
                                                        Unaffiliated Parties                                          50
Ducto del Bajio, S. de R.L. de C.V. (Mexico)            Coastal Halcon Pipeline I Ltd.                                50
                                                        Coastal Halcon Pipeline II Ltd.                               50
Duracom Mobile Power Corporation (Philippines)          East Asia Diesel Power Corporation                            40
                                                        Unaffiliated Parties                                          60
Dynaf Bolivia S.A. (Bolivia)                            EPED Holding Company                                         100
Eagle Point Cogeneration Partnership (NJ)               Mesquite Investors, L.L.C.                     (GP)        16.34
                                                        ANR Venture Eagle Point Company                (GP)          .17
                                                        ANRV Eagle Point, L.P.                         (GP)        83.49
East Asia Diesel Power Corporation (Philippines)        East Asia Power Resources Corporation                      99.92
                                                        Unaffiliated Parties                                        0.08
East Asia Global Management Ltd.                        East Asia Power Resources Corporation                        100
(British Virgin Islands)
East Asia Power Resources Corporation (Philippines)     EPHE Philippines Energy Company, Inc.                      91.69
                                                        El Paso Philippines Energy Company, Inc.                    1.71
                                                        Unaffiliated Parties                                        1.02
East Asia Power Services Inc. (Philippines)             East Asia Power Resources Corporation                        100
East Asia Transmission and Distribution Corporation     East Asia Power Resources Corporation                        100
(Philippines)
East Asia Utilities Corporation (Philippines)           El Paso Philippines Energy Company, Inc.                     100
Eastern Insurance Company Limited (Bermuda)             El Paso Corporation                                          100
Eaton Rapids Gas Storage System (Joint Venture) (MI)    ANR Eaton Company                                             50

                                                                                                                    %
                                                                                                                  OWNER-
             ENTITY NAME                                                OWNER                                      SHIP
             -----------                                                -----                                    -------
                                                        Unaffiliated Parties                                          50
El Paso (Labuan) Pty. Limited (Australia)               Cayger Finance Company                                       100
El Paso Amazonas Energia Ltda. (Brazil)                 EPIC Energy Amazon Company                                 99.99
                                                        Rondonia Power Company                                      0.01
El Paso ANR Investments, L.L.C. (DE)                    American Natural Resources Company                           100
El Paso ANRS Investments, L.L.C. (DE)                   El Paso CGP Company                                          100
El Paso Asia (Labuan) Limited (Labuan)                  EPED B Company                                               100
El Paso Bahamas Holding B.V. (Netherlands)              El Paso Pipeline Holding B.V.                                100
El Paso Bastrop GP Company (DE)                         El Paso CGP Company                                          100
El Paso Berkshire Power I Company, L.L.C. (DE)          Mesquite Investors, L.L.C.                                   100
El Paso Blue Atlantic US, Inc. (DE)                     El Paso Corporation                                          100
El Paso Brazil Holdings Company (Cayman Islands)        El Paso Brazil, L.L.C.                                       100
El Paso Brazil, L.L.C. (DE)                             El Paso Cayman BM-S-13 Company                             12.96
                                                        El Paso Cayman BS-1 Company                                10.69
                                                        El Paso Cayman BM-CAL-4 Company                            10.05
                                                        Unaffiliated Parties                                       40.21
                                                        Small percentages owned by 11 other El Paso entities       26.09
El Paso Canada Pipeline B.V. (Netherlands)              El Paso Pipeline Holding B.V.                                100
El Paso Canada Pipeline Company (Nova Scotia)           El Paso Canada Pipeline B.V.                                 100
El Paso Capital Investments, L.L.C. (DE)                El Paso Merchant Energy North America Company                100
El Paso Capital Trust II (DE)                           El Paso Corporation                                          100
El Paso Capital Trust III (DE)                          El Paso Corporation                                          100
El Paso Cayger III Company (Cayman Islands)             EPED B Company                                               100
El Paso Cayger IV Company (Cayman Islands)              El Paso Energy Cayger II Company                             100
El Paso Cayman BAS-97 Company (Cayman Islands)          El Paso Production Oil & Gas Company (Ordinary Stock)        100
                                                        El Paso Preferred Holdings Company (Preferred Stock)         100
El Paso Cayman BCAM-2 Company (Cayman Islands)          El Paso Production Oil & Gas Company (Ordinary Stock)        100
                                                        El Paso Preferred Holdings Company (Preferred Stock)         100
El Paso Cayman BM-CAL-4 Company                         El Paso Production Oil & Gas Company (Ordinary Stock)        100
(Cayman Islands)                                        El Paso Preferred Holdings Company (Preferred Stock)         100
El Paso Cayman BM-CAL-5 Company (Cayman Islands)        El Paso Production Oil & Gas Company (Ordinary Stock)        100
                                                        El Paso Preferred Holdings Company (Preferred Stock)         100
El Paso Cayman BM-CAL-6 Company (Cayman Islands)        El Paso Production Oil & Gas Company (Ordinary Stock)        100
                                                        El Paso Preferred Holdings Company (Preferred Stock)         100
El Paso Cayman BM-ES-5 Company (Cayman Islands)         El Paso Production Oil & Gas Company (Ordinary Stock)        100
                                                        El Paso Preferred Holdings Company (Preferred Stock)         100
El Paso Cayman BM-ES-6 Company (Cayman Islands)         El Paso Production Oil & Gas Company (Ordinary Stock)        100
                                                        El Paso Preferred Holdings Company (Preferred Stock)         100
El Paso Cayman BM-PAMA-1 Company                        El Paso Production Oil & Gas Company (Ordinary Stock)        100
(Cayman Islands)                                        El Paso Preferred Holdings Company (Preferred Stock)         100
El Paso Cayman BM-POT-11 Company                        El Paso Production Oil & Gas Company (Ordinary Stock)        100
(Cayman Islands)                                        El Paso Preferred Holdings Company (Preferred Stock)         100
El Paso Cayman BM-POT-13 Company                        El Paso Production Oil & Gas Company (Ordinary Stock)        100
(Cayman Islands)                                        El Paso Preferred Holdings Company (Preferred Stock)         100
El Paso Cayman BM-S-13 Company (Cayman Islands)         El Paso Production Oil & Gas Company (Ordinary Stock)        100
                                                        El Paso Preferred Holdings Company (Preferred Stock)         100
El Paso Cayman BPAR-10 Company (Cayman Islands)         El Paso Production Oil & Gas Company (Ordinary Stock)        100
                                                        El Paso Preferred Holdings Company (Preferred Stock)         100
El Paso Cayman Brazil Ventures Company                  El Paso Production Oil & Gas Company (Ordinary Stock)        100
(Cayman Islands)                                        El Paso Preferred Holdings Company (Preferred Stock)         100
El Paso Cayman BS-1 Company (Cayman Islands)            El Paso Production Oil & Gas Company (Ordinary Stock)        100
                                                        El Paso Preferred Holdings Company (Preferred Stock)         100
El Paso Cayman BT-PR-4 Company (Cayman Islands)         El Paso Production Oil & Gas Company (Ordinary Stock)        100

                                                                                                                    %
                                                                                                                  OWNER-
             ENTITY NAME                                                OWNER                                      SHIP
             -----------                                                -----                                    -------
                                                        El Paso Preferred Holdings Company (Preferred Stock)         100
El Paso Cayman DBNGP, Ltd. (Cayman Islands)             DBNGP Finance Company L.L.C.                                 100
El Paso Cayman TNG Company (Cayman Islands)             EPED B Company                                               100
El Paso CGP Company (DE)                                El Paso Corporation                                          100
El Paso CGP Gas Transmission Company (DE)               El Paso Field Operations Company                             100
El Paso Chaparral Holding Company (DE)                  El Paso Tennessee Pipeline Co.                               100
El Paso Chaparral Holding II Company (DE)               El Paso Chaparral Holding Company                            100
El Paso Citrus Holdings, Inc. (DE)                      Southern Natural Gas Company                                 100
El Paso CNG Company, L.L.C. (DE)                        El Paso CGP Company                                          100
El Paso Coal Holding, L.L.C. (DE)                       El Paso CGP Company                                         52.3
                                                        American Natural Resources Company                          47.7
El Paso Comercializadora de Energia Ltda. (Brazil)      El Paso Merchant Energy Americas do Sul (Cayman)             100
                                                        Company
El Paso Compression Services de Mexico, S. de R.L. de   EPEC Nederland Holding B.V.                                .0134
C.V. (Mexico)                                           El Paso Nederland Energie B.V.                           99.9866
El Paso Construcoes Projetos e Consultoria Ltda.        El Paso Energy International do Brasil Ltda.                 100
(Brazil)
El Paso Corporate Foundation (TX)                       El Paso Corporation                                          100
El Paso Dauphin Island Company, L.L.C. (DE)             El Paso Gas Gathering & Processing Company                  99.9
                                                        El Paso Field Operations Company                              .1
El Paso DBNGP Limited (Labuan)                          El Paso Cayman DBNGP, Ltd.                                   100
El Paso E & P International (Cayman Islands)            El Paso Production Oil & Gas Company                         100
El Paso ECK Holding Company (DE)                        EPED Holding Company                                         100
El Paso El Sauz B.V. (Netherlands)                      EPEC Nederland Holding B.V.                                  100
El Paso Empreendimentos e Participacoes Ltda.(Brazil)   El Paso Energy Araucaria Company                             100
El Paso Energia Cayman I Limited (Cayman Islands)       EPED Holding Company                                         100
El Paso Energia III Ltda. (Brazil)                      El Paso Energy International do Brasil Ltda.                 100
El Paso Energia Mexico, S. de R.L. de C.V. (Mexico)     El Paso Energy International Company                        .002
                                                        El Paso Latin America Inc                                 99.998
El Paso Energy Acajutla Company (Cayman Islands)        EPED B Company                                               100
El Paso Energy Amazon Company (Cayman Islands)          Amethyst Power Holdings, L.L.C.                              100
El Paso Energy Araucaria Company (Cayman Islands)       Aquamarine Power Holdings, L.L.C.                            100
El Paso Energy Argentina Limitada S.A. (Argentina)      Triunion Energy Company                                    99.99
                                                        Unaffiliated Parties                                        0.01
El Paso Energy Argentina Service Company (DE)           EPED Holding Company                                         100
El Paso Energy Asia Corporation (DE)                    El Paso Energy International Company                         100
El Paso Energy Bastrop LP, Inc. (DE)                    El Paso CGP Company                                          100
El Paso Energy Brazil Corporation (Cayman Islands)      EPED B Company                                               100
El Paso Energy Bridge Gulf of Mexico, L.L.C. (DE)       El Paso Energy Bridge Holding Company, L.L.C.                100
El Paso Energy Bridge Holding Company, L.L.C. (DE)      El Paso Field Services Holding Company                       100
El Paso Energy Capital Company (DE)                     El Paso CGP Company                                          100
El Paso Energy Capital Trust I (DE)                     El Paso Corporation                                          100
El Paso Energy Cayger II Company (Cayman Islands)       Aquamarine Power Holdings, L.L.C.                            100
El Paso Energy E.S.T. Company (DE)                      El Paso Corporation                                          100
El Paso Energy East Asia Company (Cayman Islands)       EPED B Company                                               100
El Paso Energy Engineering Company (DE)                 El Paso Corporation                                          100
El Paso Energy Europe Limited (Scotland)                El Paso Energy Operating Services Company                    100
El Paso Energy Gasoducto Company (Cayman Islands)       EPED B Company                                               100
El Paso Energy Global Holdings Company                  EPED Holding Company                                         100
(Cayman Islands)
El Paso Energy Hydro Holding B.V. (Netherlands)         EPEC Nederland Holding B.V.                                  100
El Paso Energy India (Private) Ltd. (India)             El Paso International Power Operations Company               100
El Paso Energy International Company (DE)               El Paso Tennessee Pipeline Co.                               100
El Paso Energy International do Brasil Ltda. (Brazil)   El Paso Energy Brazil Corporation                            100

                                                                                                                    %
                                                                                                                  OWNER-
             ENTITY NAME                                                OWNER                                      SHIP
             -----------                                                -----                                    -------
El Paso Energy Inversiones Central (Chile) Ltda.        EPED Central Chile Corporation                              99.9
(Chile)                                                 El Paso Latin America Inc.                                    .1
El Paso Energy Marketing de Mexico, S de RL de CV       El Paso Merchant Energy Company                            96.67
(Mexico)                                                El Paso Nederland Energie B.V.                              3.33
                                                        (Note: El Paso Nederland Energie B.V. owns 100% of
                                                         the Series B stock)
El Paso Energy Middle East Company (Cayman Islands)     EPED B Company                                               100
El Paso Energy Oil Transmission, L.L.C. (DE)            El Paso Production Oil & Gas Company                         100
El Paso Energy Operating Services Company               EPED B Company                                               100
(Cayman Islands)
El Paso Energy Partners Company, L.L.C. (DE)            DeepTech International Inc.                                  100
El Paso Energy Pittsfield Corporation (DE)              El Paso Energy International Company                         100
El Paso Energy Portland Corporation (DE)                Tennessee Gas Pipeline Company                               100
El Paso Energy Portugal (Cayman) Company                EPED Holding Company                                         100
(Cayman Islands)
El Paso Energy Raton Corporation (DE)                   El Paso Production Company                                   100
El Paso Energy Rio Negro Company (Cayman Islands)       El Paso Energy Amazon Company                                100
El Paso Energy Risk Management Company (DE)             El Paso Corporation                                          100
El Paso Energy Service Company (DE)                     El Paso Corporation                                          100
El Paso Energy Servicios S. de R.L. de C.V. (Mexico)    El Paso Energy International Company                           1
                                                        EPED Holding Company                                          99
El Paso Energy Singapore Pte. Ltd. (Singapore)          EPED B Company                                               100
El Paso EPN Investments, L.L.C. (DE)                    El Paso San Juan Holding Company, L.P.                       100
El Paso EPNG Investments, L.L.C. (DE)                   El Paso Corporation                                          100
El Paso Europe Limited (Scotland)                       El Paso Merchant Energy International Company                100
El Paso European Energie B.V. (Netherlands)             EPEC Nederland Holding B.V.                                  100
El Paso Field Operations Company (DE)                   El Paso CGP Company                                          100
El Paso Field Services Holding Company (DE)             El Paso Tennessee Pipeline Co.                               100
El Paso Field Services International Company            El Paso Tennessee Pipeline Co.                               100
(Cayman Islands)
El Paso Field Services Management, Inc. (DE)            El Paso Field Services Holding Company                       100
El Paso Field Services, L.P. (DE)                       El Paso Field Services Management, Inc.        (GP)            1
                                                        El Paso Field Services Holding Company         (LP)           99
El Paso Fife I Company (Cayman Islands)                 EPED B Company                                               100
El Paso Gas Gathering & Processing Company (DE)         El Paso Field Operations Company                             100
El Paso Gas Liquids Marketing, L.L.C. (DE)              El Paso Field Operations Company                             100
El Paso Gas Marketing Company (DE)                      El Paso Merchant Energy-Gas Company                          100
El Paso Gas Services Company (DE)                       El Paso Corporation                                          100
El Paso Gas Transmission de Mexico, S. de R.L.de C.V.   El Paso Nederland Energie B.V.                           96.6667
(Mexico)                                                EPEC Nederland Holding B.V.                               3.3333
El Paso Gas Transportation Company (DE)                 El Paso Natural Gas Company                                  100
El Paso Global Gas (Bahamas) Limited (Bahamas)          El Paso LNG Holding II Company (issuance of shares           100
                                                         pending)
El Paso Global Gas (Cayman) Company                     El Paso Merchant Energy International Company                100
(Cayman Islands)
El Paso Global LNG Company (DE)                         El Paso Tennessee Pipeline Co.                               100
El Paso Global LNG Company, Ltd. (Bahamas)              El Paso LNG Holding II Company                               100
El Paso Global Networks Company (DE)                    El Paso Corporation                                          100
El Paso Golden Power, L.L.C. (DE)                       Mesquite Investors, L.L.C.                                   100
El Paso Great Lakes, Inc. (DE)                          ANR Pipeline Company                                         100
El Paso Guna Power (Mauritius) Limited (Mauritius)      KLT Power (Asia)                                             100
El Paso Haripur Holding ApS (Denmark)                   EPED A Company                                               100
El Paso Haripur Holding B.V. (Netherlands)              EPED A Company                                               100
El Paso Hungary Ltd. (Hungary)                          El Paso Production Oil & Gas Company                     99.8002
                                                        El Paso Production Oil & Gas USA, L.P.                     .1998

                                                                                                                    %
                                                                                                                  OWNER-
             ENTITY NAME                                                OWNER                                      SHIP
             -----------                                                -----                                    -------
El Paso Hydrocarbons, L.P. (DE)                         El Paso Field Services Management, Inc.        (GP)            1
                                                        El Paso Transmission Company                   (LP)           90
                                                        El Paso Field Services Holding Company         (LP)            9
El Paso Indonesia B.V. (Netherlands)                    EPEC Nederland Holding B.V.                                  100
El Paso Industrial Energy, L.P. (DE)                    El Paso Merchant Energy Company                (GP)            1
                                                        El Paso Merchant Energy, L.P.                  (LP)           99
El Paso International Power Operations Company          El Paso Energy Global Holdings Company                       100
(Cayman Islands)
El Paso Japan Holding B.V. (Netherlands)                EPEC Nederland Holding B.V.                                  100
El Paso Kabirwala Cayman Company (Cayman Islands)       El Paso Pakistan Power (Private) Limited                     100
El Paso Kabirwala Power Ltd. (Cayman Islands)           El Paso Pakistan Power (Private) Limited                     100
El Paso Khulna Power ApS (Denmark)                      El Paso Power Khulna Holding Ltd.                            100
El Paso Korea Holdings Limited (South Korea)            El Paso Asia (Labuan) Limited                              99.67
                                                        EPED B Company                                               .33
El Paso Latin America Inc. (DE)                         El Paso Energy International Company                         100
El Paso LNG Altamira B.V. (Netherlands)                 El Paso LNG Holding B.V.                                     100
El Paso LNG Altamira II B.V. (Netherlands)              El Paso LNG Holding B.V.                                     100
El Paso LNG Baja B.V. (Netherlands)                     El Paso LNG Holding B.V.                                     100
El Paso LNG Baja II B.V. (Netherlands)                  El Paso LNG Holding B.V.                                     100
El Paso LNG Holding B.V. (Netherlands)                  El Paso LNG Holding Company                                  100
El Paso LNG Holding Company (Cayman Islands)            El Paso Global LNG Company                                   100
El Paso LNG Holding II Company (Cayman Islands)         El Paso LNG Holding Company                                  100
El Paso LNG Luxembourg S.a.r.l. (Luxembourg)            El Paso LNG Holding Company                                  100
El Paso Marchwood Company (Cayman Islands)              EPED B Company                                               100
El Paso Mauritius Holding Limited (Mauritius)           EPED B Company                                               100
El Paso Mauritius Power Limited (Mauritius)             El Paso Energy International Company                         100
El Paso Meizhou Wan Holding Company                     EPED B Company                                               100
(Cayman Islands)
El Paso Merchant Energy Americas do Sul (Cayman)        El Paso Merchant Energy International Company                100
Company (Cayman Islands)
El Paso Merchant Energy Brazil, Ltd. (Cayman Islands)   El Paso Merchant Energy International Company                100
El Paso Merchant Energy Canada Inc. (Canada)            El Paso Merchant Energy, L.P.                                100
El Paso Merchant Energy Company (DE)                    El Paso Merchant Energy North America Company                100
El Paso Merchant Energy do Brasil Ltda. (Brazil)        El Paso Merchant Energy Brazil, Ltd.                         100
El Paso Merchant Energy Europe Holdings I Company       El Paso Merchant Energy International Company                100
(Cayman Islands)
El Paso Merchant Energy Europe Holdings II Company      El Paso Merchant Energy International Company                100
(Cayman Islands)
El Paso Merchant Energy Europe Holdings III Company     El Paso Merchant Energy International Company                100
(Cayman Islands)
El Paso Merchant Energy Europe Limited (UK)             El Paso Merchant Energy Europe Holdings I Company            100
El Paso Merchant Energy Europe Trading Limited (UK)     El Paso Merchant Energy Europe Holdings II Company           100
El Paso Merchant Energy International Company           El Paso Energy Global Holdings Company                       100
(Cayman Islands)
El Paso Merchant Energy North America Company (DE)      El Paso Tennessee Pipeline Co.                               100
El Paso Merchant Energy Petroleum Limited (Scotland)    El Paso Merchant Energy Europe Holdings III Company          100
El Paso Merchant Energy Spain, S.L. (Spain)             El Paso Merchant Energy Europe Limited                       100
El Paso Merchant Energy, L.P. (DE)                      El Paso SPM Company                            (LP)           23
                                                        El Paso Merchant Energy Company                (GP)            1
                                                        El Paso Merchant Energy-Gas Company            (LP)           76
El Paso Merchant Energy-Gas Company (DE)                EPEC Corporation                                             100

                                                                                                                    %
                                                                                                                  OWNER-
             ENTITY NAME                                                OWNER                                      SHIP
             -----------                                                -----                                    -------
El Paso Merchant Energy-Petroleum Company (DE)          El Paso CGP Company                                          100
El Paso Mexico Gasoductos B.V. (Netherlands)            EPEC Nederland Holding B.V.                                  100
El Paso Mexico Management B.V. (Netherlands)            EPEC Nederland Holding B.V.                                  100
El Paso Mexico Management S. de R.L. de C.V. (Mexico)   El Paso Mexico Management B.V.                             99.99
                                                        EPEC Nederland Holding B.V.                                  .01
El Paso Micogen Partner, Inc. (DE)                      El Paso Midland, Inc.                                        100
El Paso Middle East B.V. (Netherlands)                  El Paso Natural Gas Company                                  100
El Paso Midland, Inc. (DE)                              El Paso CGP Company                                          100
El Paso Midwest Company (DE)                            El Paso Energy Capital Company                               100
El Paso Mojave Pipeline Co. (DE)                        Sabine River Investors V, L.L.C.                             100
El Paso Municipal Energy, L.L.C. (DE)                   El Paso SPM Company                                          100
El Paso Natural Gas Company (DE)                        El Paso EPNG Investments, L.L.C.                             100
El Paso Nederland Energie B.V. (Netherlands)            EPEC Nederland Holding B.V.                                  100
El Paso Neuquen Holding Company (Cayman Islands)        El Paso Energy Argentina Service Company                     100
El Paso NGL Marketing Company, L.P. (DE)                El Paso Field Services Management, Inc.        (GP)            1
                                                        El Paso Transmission Company                   (LP)           99
El Paso Nicaragua Power Operations, S.A. (Nicaragua)    El Paso International Power Operations Company             99.99
                                                        El Paso Energy Global Holdings Company                       .01
El Paso Noric Investments III, L.L.C. (DE)              El Paso CNG Company, L.L.C.                                  100
El Paso O&M do Brasil Ltda. (Brazil)                    El Paso International Power Operations Company             99.99
                                                        El Paso Energy International do Brasil Ltda.                 .01
El Paso Offshore Supply Company (Cayman Islands)        EPED B Company                                               100
El Paso Oil & Gas Nova Scotia I, ULC (Nova Scotia)      El Paso Production Oil & Gas Company                         100
El Paso Oleo e Gas do Brasil Ltda. (Brazil)             El Paso Brazil, L.L.C.                                   99.8002
                                                        El Paso Brazil Holdings Company                            .1998
El Paso Pakistan Power (Private) Limited (Pakistan)     El Paso Mauritius Power Limited                              100
El Paso Panama Management S. de R.L. (Panama)           El Paso International Power Operations Company                95
                                                        Coastal Power Panama Investor S.A.                             5
El Paso Petroleum Marketing do Brasil Ltda. (Brazil)    El Paso Energy International do Brasil Ltda.                 100
El Paso Petroleum Overseas N.V. (Aruba)                 Coastal Stock Company Limited                                100
El Paso Philippines Energy Company, Inc.(Philippines)   EPEC Nederland Holding B.V.                                  100
El Paso Pipeline Holding B.V. (Netherlands)             El Paso Corporation                                          100
El Paso Pipeline Services Company (DE)                  El Paso Natural Gas Company                                  100
El Paso Power Khulna Holding Ltd. (Cayman Islands)      El Paso CGP Company                                          100
El Paso Power Operations Company (DE)                   El Paso Merchant Energy North America Company                100
El Paso Power Purchasing, L.P. (DE)                     El Paso Merchant Energy Company                (GP)            1
                                                        El Paso SPM Company                            (LP)           99
El Paso PPC Holding B.V. (Netherlands)                  EPEC Nederland Holding B.V.                                  100
El Paso PPN (Cayman) Company (Cayman Islands)           El Paso Corporation                                          100
El Paso Preferred Holdings Company (DE)                 El Paso Production Oil & Gas Company                         100
El Paso Production Company (DE)                         El Paso Production Holding Company                           100
El Paso Production Company Turkey BV (Netherlands)      El Paso Production Holdings BV                               100
El Paso Production GOM Inc. (DE)                        El Paso Production Holding Company                           100
El Paso Production Holding Company (DE)                 El Paso Corporation                                          100
El Paso Production Holdings BV (Netherlands)            El Paso Corporation                                          100
El Paso Production International Cayman Company         El Paso Corporation                                          100
(Cayman Islands)
El Paso Production Oil & Gas Company (DE)               El Paso CGP Company                                          100
El Paso Production Oil & Gas Gathering, L.P. (DE)       El Paso Production Oil & Gas Company           (GP)            1
                                                        El Paso Production Oil & Gas Holdings, Inc.    (LP)           99
El Paso Production Oil & Gas Holdings, Inc. (DE)        El Paso Production Oil & Gas Company                         100
El Paso Production Oil & Gas USA, L.P. (DE)             El Paso Production Oil & Gas Company           (GP)            1
                                                        El Paso Production Oil & Gas Holdings, Inc.    (LP)           99

                                                                                                                    %
                                                                                                                  OWNER-
             ENTITY NAME                                                OWNER                                      SHIP
             -----------                                                -----                                    -------
El Paso Production Oil and Gas Processing Canada,Inc.   El Paso Production Oil & Gas Company                         100
(New Brunswick)
El Paso Production Resale Company (DE)                  El Paso Production Oil & Gas Company                         100
El Paso Reata Energy, L.P. (DE)                         El Paso Merchant Energy Company                (GP)            1
                                                        El Paso Merchant Energy, L.P.                  (LP)           99
El Paso Remediation Company (DE)                        El Paso Corporation                                          100
El Paso Rio Bravo B.V. (Netherlands)                    EPEC Nederland Holding B.V.                                  100
El Paso Rio Claro Ltda. (Brazil)                        El Paso Energy Cayger II Company                           99.99
                                                        El Paso Cayger IV Company                                   0.01
El Paso Rio Grande Ltda. (Brazil)                       El Paso Cayger III Company                                   100
El Paso Rio Negro Energia Ltda. (Brazil)                El Paso Energy Rio Negro Company                           99.99
                                                        Rondonia Power Company                                      0.01
El Paso Rondonia Power Company (Cayman Islands)         Aquamarine Power Holdings, L.L.C.                            100
El Paso Rosarito Company, L.L.C. (DE)                   EPED Holding Company                                         100
El Paso Samalayuca Holding (Cayman) Company             EPED SAM Holdings Company                                    100
(Cayman Islands)
El Paso San Juan Holding Company, L.P. (DE)             El Paso Field Services Management, Inc.        (GP)            1
                                                        El Paso Field Services Holding Company         (LP)           99
El Paso Services (D.C.) Inc. (DE)                       El Paso Energy Service Company                               100
El Paso Services Holding Company (DE)                   El Paso Tennessee Pipeline Co.                               100
El Paso Shipping Holding Company (DE)                   El Paso Energy Bridge Holding Company, L.L.C.                100
El Paso Sierra Chaco I Company (Cayman Islands)         EPED B Company                                               100
El Paso SLOC Holding Company (Cayman Islands)           Coscol Petroleum Corporation                                 100
El Paso Southern Pipeline Company (DE)                  El Paso CGP Company                                          100
El Paso SPM Company (DE)                                El Paso Merchant Energy Company                              100
El Paso Tankships Malta, Ltd. (Malta)                   El Paso SLOC Holding Company                                  99
                                                        Coscol Holding Company Ltd.                                    1
El Paso Tankships USA Company (DE)                      Coscol Petroleum Corporation                                 100
El Paso Technology El Salvador, S.A. de C.V.            El Paso Technology, Inc.                                      99
(El Salvador)                                           El Paso Energy Service Company                                 1
El Paso Technology Pakistan (Pvt.) Ltd. (Pakistan)      El Paso Technology, Inc.                                     100
El Paso Technology, Inc. (DE)                           El Paso CGP Company                                          100
El Paso Telecom, L.L.C. (DE)                            El Paso Global Networks Company                              100
El Paso Tennessee Pipeline Co. (DE)                     El Paso Corporation                                          100
                                                        Unaffiliated Parties-Series A Preferred Stock                100
El Paso TGPC Investments, L.L.C. (DE)                   El Paso Tennessee Pipeline Co.                               100
El Paso Transmission Company (DE)                       El Paso Corporation                                          100
El Paso WIC Investments, L.L.C. (DE)                    El Paso CNG Company, L.L.C.                                  100
El Salvador Distribution Holding Company Ltd.           Thermal Power Salvador Ltd.                                  100
(Cayman Islands)
Elba Marine Services, L.L.C. (DE)                       Southern Natural Gas Company                                 100
ELUSA Power II Investment, Ltd. (Cayman Islands)        Coastal Power International IV Ltd.                          100
ELUSA Power Investments, Ltd. (Cayman Islands)          Coastal Power International IV Ltd.                          100
EMA Power Kft. (Hungary)                                Epic Energy Hungary B.V.                                      50
                                                        Unaffiliated Parties                                          50
Emerald Finance, L.L.C. (DE)                            El Paso Energia Cayman I Limited                             100
Empresa de Generacion Electrica Fortuna, S.A.(Panama)   Americas Generation Corp.                                     49
                                                        Unaffiliated Parties                                          51
Empresa Energetica Sierra Chaco S.A. (Bolivia)          EPED Holding Company                                         100
Empresa Generadora de Electricidad Itabo, S.A.          Coastal Itabo Ltd.                                            50
(Dominican Republic)                                    Unaffiliated Parties                                          50

                                                                                                                    %
                                                                                                                  OWNER-
             ENTITY NAME                                                OWNER                                      SHIP
             -----------                                                -----                                    -------
EnCap Holdings (Cayman Islands) Company                 El Paso Merchant Energy International Company                100
(Cayman Islands)
EnCap Holdings (Denmark) ApS (Denmark)                  Encap Holdings (Cayman Islands) Company                      100
EnCap Investments L.L.C. (DE)                           El Paso Merchant Energy North America Company            33.3333
                                                        Unaffiliated Parties                                     66.6666
Energia Coastal Guatemala S.A. (Guatemala)              Coastal Power International Ltd.                             100
Energia de Acajutla Ltda. de C.V. (El Salvador)         Acajutla (Cayman) Company                                  99.99
                                                        El Paso Energy Acajutla Company                              .01
Energy Equity EPIC (Sengkang) Pty. Limited              EPIC Sulawesi Gas Pty. Limited                                50
(Australia)                                             Unaffiliated Parties                                          50
Energy Maritime Holdings LLC (DE)                       El Paso Tankships USA Company                                 50
                                                        Unaffiliated Parties                                          50
Energy Maritime LLC (DE)                                Energy Maritime Holdings LLC                                 100
Enfield Energy Centre Limited (United Kingdom)          Enfield Holdings BV                                           50
                                                        Unaffiliated Parties                                          50
Enfield Holdings B.V. (Netherlands)                     Epic Energy Hungary B.V.                                      50
                                                        Unaffiliated Parties                                          50
Enfield Operations (UK) Limited (United Kingdom)        Enfield Operations L.L.C.                                    100
Enfield Operations L.L.C. (DE)                          Enfield Energy Centre Limited                                 51
                                                        Unaffiliated Parties                                          49
EP Connect, L.L.C. (DE)                                 El Paso Global Networks Company                              100
EP Power Finance, L.L.C. (DE)                           El Paso Merchant Energy North America Company                100
EPEC Argentina Corporation (DE)                         El Paso Energy International Company                         100
EPEC Baja California Corporation (DE)                   El Paso Energy International Company                         100
EPEC Canada Ltd. (Canada)                               El Paso Energy International Company                         100
EPEC Cayman Islands Company (Cayman Islands)            EPED Holding Company                                         100
EPEC China Inc. (DE)                                    El Paso Energy International Company                         100
EPEC Communications Corporation (DE)                    Tennessee Gas Pipeline Company                               100
EPEC Corporation (DE)                                   El Paso Services Holding Company                             100
EPEC Ethanol Company (DE)                               El Paso Energy International Company                         100
EPEC Ethanol Services Company (DE)                      El Paso Energy International Company                         100
EPEC Europe Company (DE)                                El Paso Energy International Company                         100
EPEC Gas Brazil Corporation (DE)                        El Paso Energy International Company                         100
EPEC Gas Canada Ltd. (Ontario)                          El Paso Energy International Company                         100
EPEC Gas Chile Corporation (DE)                         El Paso Energy International Company                         100
EPEC Gas Services (Chile) Corporation (DE)              El Paso Energy International Company                         100
EPEC Gas Transportes S.A. (Chile)                       EPEC Gas Services (Chile) Corporation                        100
EPEC Hungary Inc. (DE)                                  El Paso Energy International Company                         100
EPEC Independent Power I Company, L.L.C. (DE)           El Paso Energy International Company                         100
EPEC International (East Asia/Pacific) Inc. (DE)        El Paso Energy International Company                         100
EPEC Nederland B.V. (Netherlands)                       El Paso Corporation                                          100
EPEC Nederland Holding B.V. (Netherlands)               EPED Holding Company                                         100
EPEC Polymers, Inc. (DE)                                El Paso Remediation Company                                  100
EPEC Realty, Inc. (DE)                                  Tennessee Gas Pipeline Company                               100
EPEC Ventures Bolivia Corporation (DE)                  El Paso Energy International Company                         100
EPEC Ventures Poland Corporation  (DE)                  El Paso Energy International Company                         100
EPEC West, Inc. (DE)                                    Tennessee Gas Pipeline Company                               100
EPED A Company (Cayman Islands)                         EPED Holding Company                                         100
EPED Aguaytia Company (Cayman Islands)                  EPED A Company                                                99
                                                        EPED B Company                                                 1
EPED B Company (Cayman Islands)                         EPED Holding Company                                         100
EPED Central Chile Corporation (DE)                     EPED Holding Company                                         100
EPED Holding Company (DE)                               El Paso Energy International Company                         100

                                                                                                                    %
                                                                                                                  OWNER-
             ENTITY NAME                                                OWNER                                      SHIP
             -----------                                                -----                                    -------
EPED SAM Holdings Company (DE)                          EPED Holding Company                                         100
EPHE Philippines Energy Company, Inc. (Philippines)     El Paso Philippines Energy Company, Inc.                     100
EPIC Aguaytia Maple Company (Cayman Islands)            EPED A Company                                                99
                                                        EPED B Company                                                 1
EPIC Development (TPA) Pty. Ltd. (Australia)            EPED Holding Company                                        33.3
                                                        Unaffiliated Parties                                        66.7
EPIC Energy (Australia) Nominees Pty. Ltd.              El Paso DBNGP Limited                                      33.33
(Australia)                                             CNG Labuan One                                             33.33
                                                        Unaffiliated Parties                                       33.34
                                                        Acts as Trustee for EPIC Energy Australia Trust
EPIC Energy (DBNGP Finance) Pty. Ltd. (Australia)       EPIC Energy (WA) Nominees Pty. Ltd.                          100
EPIC Energy (Victoria) Investments Pty. Ltd.            EPIC Energy (WA) Investments Pty. Ltd.                       100
(Australia)
EPIC Energy (Victoria) Nominees Pty. Ltd. (Australia)   EPIC Energy (Australia) Nominees Pty. Ltd.                   100
EPIC Energy (Victoria) Pipeline Trust (Australia)       EPIC Energy Australia Trust                                  100
                                                        (EPIC Energy (Victoria) Nominees Pty Ltd. acts as
                                                        Trustee)
EPIC Energy (Victoria) Transmission Pty. Ltd.           EPIC Energy (WA) Investments Pty. Ltd.                       100
(Australia)
EPIC Energy (WA) Investments Pty. Ltd. (Australia)      EPIC Energy Australia Trust                                  100
EPIC Energy (WA) Nominees Pty. Ltd. (Australia)         EPIC Energy (Australia) Nominees Pty. Ltd.                   100
EPIC Energy (WA) Transmission Pty. Ltd. (Australia)     EPIC Energy (WA) Investments Pty. Ltd.                       100
EPIC Energy (WA) Two Pty. Ltd. (Australia)              EPIC Energy (WA) Investments Pty. Ltd.                       100
EPIC Energy Amazon Company (Cayman Islands)             Amethyst Power Holdings, L.L.C.                              100
EPIC Energy Australia Trust (Australia)                 El Paso DBNGP Limited                                       33.3
                                                        CNG Labuan One                                              33.3
                                                        Unaffiliated Parties                                        33.4
                                                        (EPIC Energy (Australia) Nominees Pty. Ltd. acts as
                                                        Trustee)
EPIC Energy Finance Pty. Ltd. (Australia)               EPIC Energy (WA) Investments Pty. Ltd.                       100
EPIC Energy Hungary B.V. (Netherlands)                  El Paso Energy International Company                         100
EPIC Energy WA Pipeline Trust (Australia)               EPIC Energy Australia Trust                                  100
                                                        (EPIC Energy (WA) Nominees Pty Ltd. Acts as Trustee)
EPIC Energy Western Australia Pty. Limited              EPIC Energy (WA) Investments Pty. Ltd.                       100
(Australia)
EPIC Gas International Servicos do Brasil Ltda.         EPEC Gas Brazil Corporation                                84.83
(Brazil)                                                El Paso Services Holding Company                             .01
                                                        El Paso Energy International Company                       15.16
EPIC Gas Transportes S.A. (Chile)                       EPEC Gas Services (Chile) Corporation                       99.9
                                                        Unaffiliated Parties                                         0.1
EPIC Samalayuca A, L.L.C. (DE)                          El Paso Samalayuca Holding (Cayman) Company                  100
EPIC Sulawesi Gas Pty. Limited (Australia)              Ventures Holdings Pty. Limited                               100
EPNG Mojave, Inc. (DE)                                  Sabine River Investors V, L.L.C.                             100
Fauji Kabirwala Power Company Limited (Pakistan)        El Paso Kabirwala Power Ltd.                              42.173
                                                        Unaffiliated Parties                                      57.827
Fife Power (Scotland)                                   El Paso Fife I Company                                        50
                                                        Unaffiliated Parties                                          50
First Electric Utilities Services Corporation           East Asia Transmission and Distribution Corporation          100
(Philippines)
First Reserve Gas, L.L.C. (DE)                          Crystal Holding, L.L.C.                                      100
Flextrend Development Company, L.L.C. (DE)              GulfTerra Energy Partners, L.P.                              100
Florida Gas Transmission Company (DE)                   Citrus Corp.                                                 100
Fort Union Gas Gathering, L.L.C. (DE)                   CIG Resources Company                                      10.01
                                                        Unaffiliated Parties                                       89.99
Front Range Power Company, LLC (Colorado)               Mesquite Colorado Holdco, L.L.C.                              50
                                                        Unaffiliated Parties                                          50
Fuel Recovery, Inc. (PA)                                Inter-Power/AhlCon Partners, L.P.                            100
Fujian Electric (Hong Kong) LDC (Cayman Islands)        Meizhou Wan Generating Company, Ltd.                        69.8
                                                        Unaffiliated Parties                                        30.2

                                                                                                                    %
                                                                                                                  OWNER-
             ENTITY NAME                                                OWNER                                      SHIP
             -----------                                                -----                                    -------
Fujian Pacific Electric Company LTD. (PRC WFOE)         Fujian Electric (Hong Kong) LDC                              100
(Republic of China)
Fulton Cogeneration Associates, L.P. (NY)               El Paso Merchant Energy-Petroleum Company      (GP)            3
                                                        El Paso Merchant Energy-Petroleum Company      (LP)        64.66
                                                        Rensselaer Plant Holdco, L.L.C.                (LP)        32.33
Galtee Limited (Cayman Islands)                         El Paso Energy International Company                         100
Garnet Power Holdings, L.L.C. (DE)                      EPED B Company                                               100
Gas de Chile S.A. (Chile)                               EPEC Gas Chile Corporation                                    50
                                                        Unaffiliated Parties                                          50
Gas TransBoliviano S.A. (Bolivia)                       EPED B Company                                                 2
                                                        Unaffiliated Parties                                          98
Gasoducto del Pacifico (Argentina) S.A. (Argentina)     El Paso Energy Argentina Limitada S.A.                      12.5
                                                        Gasoducto del Pacifico (Cayman) Ltd.                        87.5
Gasoducto del Pacifico (Cayman) Ltd. (Cayman Islands)   Triunion Energy Pacifico Company                            21.8
                                                        Unaffiliated Parties                                        78.2
Gasoducto del Pacifico (Chile) S.A. (Chile)             Gasoducto del Pacifico (Cayman) Ltd.                        87.5
                                                        Triunion Energy Inversiones (Chile) Limitada                12.5
                                                        Note: Triunion Energy InversionesPacifico (chile)
                                                        Limitada owns 21.8% of the Preferred Stock; remaining
                                                        percentage of the Preferred Stock is owned by
                                                        unaffiliated parties.
Gasoductos de Chihuahua, S. de R.L. de C.V. (Mexico)    El Paso Energy International Company                          50
                                                        Unaffiliated Parties                                          50
Gasoductos de Tamaulipas, S. de R.L. de C.V. (Mexico)   Gasoductos de Chihuahua S de RL de CV                      99.99
                                                        Gasoductos Servicios S de RL de CV                           .01
Gasoductos Servicios, S. de R.L. de C.V. (Mexico)       Gasoductos de Chihuahua S de RL de CV                      99.99
                                                        Gasoductos de Tamaulipas S de RL de CV                       .01
Gemstone Administracao Ltda. (Brazil)                   EPED B Company                                             99.99
                                                        El Paso Energy International do Brasil Ltda.                 .01
Gemstone Investor Limited (Cayman Islands)              EPED Holding Company                                         100
Gemstone Investor, Inc. (DE)                            Gemstone Investor Limited                                    100
Generadora Electrica Occidental S.A. (Nicaragua)        Coastal Power International IV, Ltd.                          26
                                                        Unaffiliated Parties                                          74
Gilberton Power Company (PA)                            Orion Power Partners, a California Limited Partnership
                                                                                                       (GP)           25
                                                        Unaffiliated Parties                                          75
GLGT Aviation Company (DE)                              Great Lakes Gas Transmission Limited Partnership             100
GLGT, Inc. (DE)                                         Great Lakes Gas Transmission Company                         100
Great Lakes Gas Transmission Company (DE)               El Paso Great Lakes, Inc.                                     50
                                                        Unaffiliated Parties                                          50
Great Lakes Gas Transmission Limited Partnership (DE)   El Paso Great Lakes, Inc.                                  45.69
                                                        Great Lakes Gas Transmission Company                        8.62
                                                        Unaffiliated Parties                                       45.69
GulfTerra Alabama Intrastate, L.L.C. (DE)               GulfTerra Energy Partners, L.P.                              100
GulfTerra Arizona Gas, L.L.C. (DE)                      GulfTerra Field Services, L.L.C.                             100
GulfTerra Energy Company, L.L.C. (DE)                   GulfTerra GP Holding Company                                  50
                                                        Unaffiliated Parties                                          50
GulfTerra Energy Finance Corporation (DE)               GulfTerra Energy Partners, L.P.                              100
GulfTerra Energy Partners, L.P. (DE)                    GulfTerra Energy Company, L.L.C.               (GP)            1
                                                        Sabine River Investors I, L.L.C.               (LP)        12.49
                                                        Sabine River Investors II, L.L.C.                           4.71
                                                        Publicly Traded                                            82.80
GulfTerra Field Services, L.L.C. (DE)                   GulfTerra Energy Partners, L.P.                              100
GulfTerra GC, L.P. (DE)                                 GulfTerra Energy Partners, L.P.                (LP)           99
                                                        GulfTerra Holdings III, L.L.C.                 (GP)            1
GulfTerra GP Holding Company (DE)                       DeepTech International Inc.                                  100

                                                                                                                    %
                                                                                                                  OWNER-
             ENTITY NAME                                                OWNER                                      SHIP
             -----------                                                -----                                    -------
GulfTerra Holding III, L.L.C. (DE)                      GulfTerra Energy Partners, L.P.                              100
GulfTerra Intrastate, L.P. (DE)                         GulfTerra Energy Partners, L.P.                (LP)           99
                                                        GulfTerra Holding III, L.L.C.                  (GP)            1
GulfTerra Management, L.L.C. (DE)                       El Paso Energy Partners Company, L.L.C.                      100
GulfTerra NGL Storage, L.L.C. (DE)                      Crystal Holding, L.L.C                                       100
GulfTerra Operating Company, L.L.C. (DE)                GulfTerra Energy Partners, L.P.                              100
GulfTerra Texas Pipeline, L.P. (DE)                     GulfTerra Holding III, L.L.C.                  (GP)            1
                                                        GulfTerra Energy Partners, L.P.                (LP)           99
Habibullah Coastal Power Company (Private) Limited      Quetta Power Holding Company I Ltd.                           99
(Pakistan)                                              Quetta Power Holding Company II Ltd.                           1
Harbortown Commercial Partnership (MI)                  ANR Development Corporation                                66.66
                                                        Unaffiliated Parties                                       33.33
Harbortown Condominium Partnership (MI)                 ANR Development Corporation                                66.66
                                                        Unaffiliated Parties                                       33.33
Harbortown Development Partnership (MI)                 ANR Development Corporation                                66.66
                                                        Unaffiliated Parties                                       33.33
Harbortown Limited Dividend Housing Association (MI)    ANR Development Corporation                                   50
                                                        Unaffiliated Parties                                          50
Hattiesburg Gas Storage Company (DE)                    First Reserve Gas, L.L.C.                      (GP)           50
                                                        Hattiesburg Industrial Gas Sales, L.L.C.       (GP)           50
Hattiesburg Industrial Gas Sales, L.L.C. (DE)           First Reserve Gas, L.L.C.                                    100
High Island Offshore System, L.L.C. (DE)                GulfTerra Energy Partners, L.P.                              100
Holborn Oil Trading Limited (Bermuda)                   Coastal Securities Company Limited                           100
Hungary Power Holdings B.V. (Netherlands)               Epic Energy Hungary B.V.                                     100
Independence Pipeline Company (DE)                      ANR Independence Pipeline Company                             50
                                                        Unaffiliated Parties                                          50
Interenergy Company (Cayman Islands)                    EPED B Company                                               100
Inter-Power/AhlCon Partners, L.P. (DE)                  Capricorn Power Company, Inc.                  (GP)            1
                                                        Capricorn Power Partners, L.P.                 (LP)         26.5
                                                        Unaffiliated Parties                           (LP)         72.5
Inversiones EPEC Gas (Chile) Limitada (Chile)           EPEC Gas Chile Corporation                                 99.99
                                                        El Paso Latin America Inc.                                   .01
Jackson Pipeline Company (General Partnership) (MI)     ANR Jackson Company                                           25
                                                        Unaffiliated Parties                                          75
Javelina Company (General Partnership) (TX)             El Paso Field Operations Company                              40
                                                        Unaffiliated Parties                                          60
Javelina Pipeline Company (General Partnership) (TX)    El Paso Field Operations Company                              40
                                                        Unaffiliated Parties                                          60
Jewel Investor, L.L.C. (DE)                             EPED Holding Company                                         100
Kalkaska Gas Storage Limited Partnership (MI)           ANR Storage Company                                           75
                                                        Unaffiliated Parties                                          25
Key Ocean Services, Inc. (TX)                           DeepTech International Inc.                                   50
                                                        Unaffiliated Parties                                          50
Khulna Power Company Ltd. (Bangladesh)                  El Paso Khulna Power ApS                                    73.9
                                                        Unaffiliated Parties                                        26.1
KLT Power Asia (Cayman Islands)                         KLT Power Inc.                                               100
KLT Power Inc. (MO)                                     EPED Holding Company                                         100
KLT Power Latin America (Cayman Islands)                KLT Power Inc.                                               100
Korea Independent Energy Corporation (Korea)            El Paso Korea Holdings Limited                                50
                                                        Unaffiliated Parties                                          50
Lakeside Purchaser, LLC (DE)                            El Paso Global Networks Company                              100

                                                                                                                    %
                                                                                                                  OWNER-
             ENTITY NAME                                                OWNER                                      SHIP
             -----------                                                -----                                    -------
Latin America Capital L.L.C. (Cayman Islands)           EPED Aguaytia Company                                       27.5
                                                        The Maple Gas Development Corporation                      16.96
                                                        Unaffiliated Parties                                       55.54
Lilly Recovery, Inc. (PA)                               Inter-Power/AhlCon Partners, L.P.                            100
Limestone Electron, L.L.C. (DE)                         El Paso Chaparral Holding Company                             13
                                                        El Paso Chaparral Holding II Company                          87
Manta Ray Gathering Company, L.L.C. (DE)                GulfTerra Energy Partners, L.P.                              100
Maple Coal Company (PA)                                 Inter-Power/AhlCon Partners, L.P.                            100
MASSPOWER (MA)                                          MASSPOWER, L.L.C.                                             30
                                                        EPEC Independent Power I Company, L.L.C.                    17.5
                                                        Mesquite Investors, L.L.C.                                  17.5
                                                        Unaffiliated Parties                                          35
MassPower Holdings I, L.L.C. (DE)                       Mesquite Investors, L.L.C.                                   100
MassPower Holdings II, L.L.C. (DE)                      Mesquite Investors, L.L.C.                                   100
MassPower Holdings III, L.L.C. (DE)                     Mesquite Investors, L.L.C.                                   100
MassPower Holdings IV, L.L.C. (DE)                      Mesquite Investors, L.L.C.                                   100
MassPower Holdings V, L.L.C. (DE)                       Mesquite Investors, L.L.C.                                   100
MASSPOWER, L.L.C. (DE)                                  Mesquite Investors, L.L.C.                                    51
                                                        Unaffiliated Parties                                          49
McCoy Caney Coal Company (DE)                           Coastal Coal, Inc.                                           100
MEI Limited Partnership (DE)                            El Paso Midland, Inc.                          (LP)           49
                                                        El Paso Midland, Inc.                          (GP)            1
                                                        Source Midland Limited Partnership             (LP)           49
                                                        Source Midland Limited Partnership             (GP)            1
Meizhou Wan Generating Company, Ltd.                    El Paso Meizhou Wan Holding Company                        35.53
(Cayman Islands)                                        Unaffiliated Parties                                       64.47
Mesquite Colorado Holdco, L.L.C. (DE)                   Mesquite Investors, L.L.C.                                   100
Mesquite Investors, L.L.C. (DE)                         Chaparral Investors, L.L.C.                                  100
Mesquite Prime Holdings II, L.L.C. (DE)                 Mesquite Investors, L.L.C.                                   100
Micogen Limited Partnership (DE)                        El Paso Midland, Inc.                          (LP)           99
                                                        El Paso Micogen Partner, Inc.                  (GP)            1
Mid Michigan Gas Storage Company (MI)                   American Natural Resources Company                           100
Mid-Georgia Cogen L.P. (DE)                             El Paso Merchant Energy North America Company                 50
                                                        Unaffiliated Parties                                          50
Midland Cogeneration Venture Expansion, LLC (DE)        El Paso Midland, Inc.                                         50
                                                        Unaffiliated Parties                                          50
Midland Cogeneration Venture Limited Partnership (MI)   El Paso Midland, Inc.                                     10.875
                                                        MEI Limited Partnership                                    4.985
                                                        El Paso Micogen Partner, Inc.                               .045
                                                        Micogen Limited Partnership                                4.486
                                                        Source Midland Limited Partnership                        18.125
                                                        Alanna Corporation                                        .00001
                                                        Unaffiliated Parties                                      61.484
Millennium Energy LLC (CA)                              El Paso Golden Power, L.L.C.                                  45
                                                        Unaffiliated Parties                                          55
Minnow Energy Pty Ltd (Australia)                       El Paso DBNGP Limited                                      33.34
                                                        Unaffiliated Parties                                       66.66
Mohawk River Funding II, L.L.C. (DE)                    Mesquite Investors, L.L.C.                                   100
Mohawk River Funding III, L.L.C. (DE)                   Mesquite Investors, L.L.C.                                   100
Mojave Pipeline Company (TX)                            El Paso Mojave Pipeline Co.                                   50
                                                        EPNG Mojave, Inc.                                             50
Mojave Pipeline Operating Company (TX)                  Mojave Pipeline Company                                      100
Mont Belvieu Land Company (DE)                          El Paso Remediation Company                                  100

                                                                                                                    %
                                                                                                                  OWNER-
             ENTITY NAME                                                OWNER                                      SHIP
             -----------                                                -----                                    -------
Mt. Franklin Insurance Ltd. (Bermuda)                   El Paso Corporation                                          100
Mt. Poso Cogeneration Company (CA)                      Polaris Power Partners, a California Limited
                                                        Partnership                                    (GP)       39.105
                                                        Polaris Power Company, L.L.C.                  (GP)         .395
                                                        Unaffiliated Parties                                        60.5
Nanjing Coastal Xingang Cogeneration Power Plant        Coastal Nanjing Power Ltd.                                    80
(China)                                                 Unaffiliated Parties                                          20
Nejapa Power Company, L.L.C. (DE)                       Coastal Nejapa Ltd.                                           .5
                                                        Coastal Salvadoran Power Ltd.                                 .5
                                                        Unaffiliated Parties                                          99
NEPC Consortium Power Ltd. (Bangladesh)                 El Paso Haripur Holding ApS                               50.001
                                                        Unaffiliated Parties                                      49.999
New Caribbean Investment, S.A. (Dominican Republic)     Coastal Itabo, Ltd.                                        49.97
                                                        Coastal Power Dominicana Generation                          .01
                                                        Coastal Technology Dominicana S.A.                           .01
                                                        Unaffiliated Parties                                       50.01
NR Gibraltar (Gibraltar)                                Enfield Holdings B.V.                                        100
Oil Casualty Insurance Ltd. (Bermuda)                   El Paso Tennessee Pipeline Co.                              8.14
                                                        Unaffiliated Parties                                       91.86
Orion Power Company, Inc. (CA)                          El Paso Golden Power, L.L.C.                                 100
Orion Power Partners, a California Limited              Orion Power Company, Inc.                      (GP)            8
Partnership (CA)                                        El Paso Golden Power, L.L.C.                   (LP)           32
                                                        Unaffiliated Parties                                          60
Pacific Refining Company (General Partnership) (CA)     Coastal West Ventures, Inc.                    (GP)           99
                                                        El Paso Merchant Energy-Petroleum Company      (GP)            1
Palembang Coastal Technology (Singapore) Pte Ltd.       Coastal Technology Palembang (Cayman) Ltd.                   100
(Singapore)
Pawtucket Power Associates Limited Partnership (MA)     Pawtucket Power Holding Company, L.L.C.                       99
                                                        Pawtucket Power Generation, L.L.C.                             1
Pawtucket Power Generation, L.L.C. (DE)                 Pawtucket Power Holding Company, L.L.C.                      100
Pawtucket Power Holding Company, L.L.C. (DE)            Mesquite Investors, L.L.C.                                   100
Pedregal Power Company S. de R.L. (Panama)              Coastal Power Panama Generation Ltd.                       21.22
                                                        Unaffiliated Parties                                       78.78
Peenya Power Company (India)                            Coastal Peenya Power Ltd.                                     50
                                                        Unaffiliated Parties                                          50
Peridot Finance S.a.r.l. (Luxembourg)                   Diamond Power Holdings, L.L.C.                               100
Peru Energy Holdings (Cayman Islands)                   EPED Aguaytia Company                                        100
Peru Energy Holdings L.L.C. (DE)                        Aguaytia Energy L.L.C.                                        99
                                                        Peru Energy Holdings                                           1
Pescada Arabiana Exploracao e Producto de Petroleo e    Potiguar 4A LLC                                               .1
Gas Ltda. (Brazil)                                      Unaffiliated Parties                                          .1
                                                        Potiguar II, S.a.r.l.                                       99.8
Petal Gas Storage, L.L.C. (DE)                          Crystal Holding, L.L.C.                                      100
Plata Power, Ltd. (Cayman Islands)                      Coastal Power International IV Ltd.                          100
Polar Delta Project Ltd. (Canada)                       EPEC Gas Canada Ltd.                                          50
                                                        Unaffiliated Parties                                          50
Polaris Power Company, L.L.C. (CA)                      El Paso Golden Power, L.L.C.                                 100
Polaris Power Partners, a California Limited            Polaris Power Company, L.L.C.                  (GP)            8
Partnership (CA)                                        El Paso Golden Power, L.L.C.                   (LP)           32
                                                        Unaffiliated Parties                                          60
Poseidon Oil Pipeline Company, L.L.C. (DE)              Poseidon Pipeline Company, L.L.C.                             36
                                                        Unaffiliated Parties                                          64
Poseidon Pipeline Company, L.L.C. (DE)                  GulfTerra Energy Partners, L.P.                              100

                                                                                                                    %
                                                                                                                  OWNER-
             ENTITY NAME                                                OWNER                                      SHIP
             -----------                                                -----                                    -------
Potiguar 4A LLC (DE)                                    Potiguar I, Ltd.                                             100
Potiguar 4B LLC (DE)                                    Potiguar I, Ltd.                                             100
Potiguar I, Ltd. (Mauritius)                            El Paso Production International Cayman Company              100
Potiguar II, S.a.r.l. (Luxembourg)                      Potiguar I, Ltd.                                             100
PPN Mauritius Company (Mauritius)                       El Paso PPN (Cayman) Company                                 100
PPN Power Generating Company Ltd. (India)               PPN Mauritius Company                                         26
                                                        Unaffiliated Parties                                          74
PT Energi Sengkang (Indonesia)                          Sulawesi Energy Pty. Limited                                  95
                                                        Unaffiliated Parties                                           5
Quetta Power Holding Company I Ltd.                     Coastal Power International II Ltd.                           50
(Cayman Islands)                                        Unaffiliated Parties                                          50
Quetta Power Holding Company II Ltd.                    Quetta Power Holding Company I Ltd.                           98
(Cayman Islands)                                        Coastal Power International II Ltd.                            1
                                                        Unaffiliated Parties                                           1
Rensselaer Plant Holdco, L.L.C. (DE)                    El Paso Merchant Energy-Petroleum Company                    100
Rondonia Power Company (Cayman Islands)                 El Paso Rondonia Power Company                                50
                                                        Unaffiliated Parties                                          50
S.K. Petroleum Company (DE)                             El Paso Energy International Company                         100
Saba Power Company (Private) Limited (Pakistan)         Coastal Saba Power Ltd.                                   92.154
                                                        Unaffiliated Parties                                       7.846
Sabine River Investors I, L.L.C. (DE)                   El Paso Energy Partners Company, L.L.C.                      100
Sabine River Investors II, L.L.C. (DE)                  El Paso Field Services Holding Company                       100
Sabine River Investors III, L.L.C. (DE)                 Tennessee Gas Pipeline Company                               100
Sabine River Investors IV, L.L.C. (DE)                  Southern Natural Gas Company                                 100
Sabine River Investors V, L.L.C. (DE)                   El Paso Natural Gas Company                                  100
Samalayuca II Management, L.L.C. (DE)                   EPED SAM Holdings Company                                     50
                                                        Unaffiliated Parties                                          50
Samalayuca II Management, S. de R.L. de C.V. (Mexico)   Samalayuca II Management L.L.C.                               98
                                                        EPED SAM Holdings Company                                      1
                                                        Unaffiliated Parties                                           1
San Joaquin Cogen, L.L.C. (DE)                          Mesquite Investors, L.L.C.                                   100
Sandbar Petroleum Company (DE)                          El Paso Energy International Company                         100
Santiago Power, Ltd. (Cayman Islands)                   Coastal Power International IV Ltd.                          100
Seafarer Bahamas Pipeline System, Ltd. (Bahamas)        El Paso Energy International Company                         100
                                                        (issuance of shares pending)
Seafarer US Pipeline System, Inc. (DE)                  El Paso Corporation                                          100
Source Midland Limited Partnership (DE)                 El Paso Midland, Inc.                          (LP)           80
                                                        El Paso Micogen Partner, Inc.                  (GP)           20
Southern Gas Storage Company (DE)                       Sabine River Investors IV, L.L.C.                            100
Southern LNG Inc. (DE)                                  Southern Natural Gas Company                                 100
Southern Natural Gas Company (DE)                       El Paso Corporation                                          100
Starr Zapata Pipe Line (General Partnership) (TX)       El Paso CGP Gas Transmission Company                          50
                                                        Unaffiliated Parties                                          50
Subic Bay Petroleum Products Ltd. (Cayman Islands)      Coastal Stock Company Limited                                100
Sulawesi Energy Pty Limited (Australia)                 Ventures Holdings Pty. Limited                                50
                                                        Unaffiliated Parties                                          50
Sunrise Power Company Inc. (Philippines)                East Asia Diesel Power Corporation                         66.67
                                                        Unaffiliated Parties                                       33.33
Suzhou Coastal Cogeneration Power Co., Ltd. (China)     Coastal Suzhou Power Ltd.                                     60
                                                        Unaffiliated Parties                                          40
Suzhou New District Cogeneration Company (China)        Coastal Suzhou Power Ltd.                                     60
                                                        Unaffiliated Parties                                          40
Suzhou Suda Cogeneration Power Company Ltd. (China)     Coastal Gusu Heat & Power, Ltd.                               60

                                                                                                                    %
                                                                                                                  OWNER-
             ENTITY NAME                                                OWNER                                      SHIP
             -----------                                                -----                                    -------
                                                        Unaffiliated Parties                                          40
TCN Energia Ltda. (Brazil)                              EPED B Company                                               100
TDF (Mexico)                                            Transportadora del Norte SH                                99.99
                                                        Gasoductos Servicios, S. de R.L. de C.V.                     .01
Teco Gas Gathering LLC (DE)                             El Paso Field Services, L.P.                                 100
Teco Gas Processing LLC (DE)                            El Paso Field Services Holding Company                       100
Tennessee Gas Pipeline Company (DE)                     El Paso TGPC Investments, L.L.C.                             100
Tennessee Storage Company (DE)                          Sabine River Investors III, L.L.C.                           100
Termo Norte Energia Ltda. (Brazil)                      Rondonia Power Company                                  99.99981
                                                        El Paso Energy International do Brasil Ltda.             0.00009
                                                        Unaffiliated Parties                                     0.00009
The Maple Gas Development Corporation                   Epic Aguaytia Maple Company                                 13.1
(Cayman Islands)                                        Unaffiliated Parties                                        86.9
Thermal Power Salvador Ltd. (Cayman Islands)            El Paso CGP Company                                          100
Tipitapa Power Company Ltd. (Cayman Islands)            Coastal Power Nicaragua Ltd.                                  59
                                                        Coastal Power Nicaragua Holding Company Ltd.                   1
                                                        Unaffiliated Parties                                          40
Topaz Power Ventures, L.L.C. (DE)                       EPED Holding Company                                         100
Transport USA, Inc. (PA)                                ANR Advance Holdings, Inc.                                   100
Transportadora Brasiliera Gasoducto Bolivia-Brazil      BBPP Holdings Ltda.                                           25
S.A. (Brazil)                                           Unaffiliated Parties                                          75
Transportadora del Norte SH (Mexico)                    Gasoductos de Chihuahua S. de R.L. de C.V.                 99.99
                                                        Gasoductos Servicios, S. de R.L. de C.V.                     .01
Triangle Finance Company, LLC (DE)                      Coastal Power Guatemala Ltd.                                  46
                                                        Unaffiliated Parties                                          54
Triunion Energy Chile A Company (Cayman Islands)        Triunion Energy Inversiones Company                          100
Triunion Energy Company (Cayman Islands)                Agua del Cajon (Cayman) Company                             38.4
                                                        Interenergy Company                                         38.4
                                                        EPED B Company                                              23.2
Triunion Energy Finance Pacifico Company                Triunion Energy Inversiones Company                          100
(Cayman Islands)
Triunion Energy Inversiones (Chile) Limitada (Chile)    Triunion Energy Chile A Company                              0.1
                                                        Triunion Energy Pacifico Company                            99.9
Triunion Energy Inversiones Company                     Triunion Energy Company                                      100
(Cayman Islands)
Triunion Energy Inversiones Pacifico (Chile) Limitada   Triunion Energy Pacifico Company                             0.1
(Chile)                                                 Triunion Energy Inversiones (Chile) Limitada                99.9
Triunion Energy Pacifico Company (Cayman Islands)       Triunion Energy Inversiones Company                          100
U.E.G. Araucaria Ltda. (Brazil)                         El Paso Empreendimentos e Participacoes Ltda.                 60
                                                        Unaffiliated Parties                                          40
United Summit Coastal Oil Ltd. (Bangladesh)             Coastal Petroleum N.V.                                        50
                                                        Unaffiliated Parties                                          50
UnoPaso Exploracao e Producao de Petroleo e Gas Ltda.   Potiguar II, S.a.r.l.                                       99.8
(Brazil)                                                Potiguar 4B LLC                                               .1
                                                        Unaffiliated Parties                                          .1
Vandolah Holding Company, L.L.C. (DE)                   Mesquite Investors, L.L.C.                                   100
Vandolah Power Company, L.L.C. (DE)                     Vandolah Holding Company, L.L.C.                             100
VEN Energy Holding Company (Cayman Islands)             EPED B Company                                               100
VEN Field Services Company (Cayman Islands)             EPED B Company                                               100
Ventures Holdings Pty. Limited (Australia)              Galtee Limited                                               100
Vermilion Bay Land, L.L.C. (DE)                         Crystal Gas Storage, Inc.                                    100
Wasatch Wax L.L.C. (DE)                                 El Paso Merchant Energy-Petroleum Company                  33.33
                                                        Unaffiliated Parties                                       66.66

                                                                                                                    %
                                                                                                                  OWNER-
             ENTITY NAME                                                OWNER                                      SHIP
             -----------                                                -----                                    -------
Western Fuel Oil Company (CA)                           Pacific Refining Company (General Partnership)               100
Wielkopolska Energia S.A. (Poland)                      EPEC Ventures Poland Corporation                              50
                                                        Unaffiliated Parties                                          50
Wuxi Huada Gas Turbine Electric Power Company (China)   Coastal Wuxi Power Ltd.                                       60
                                                        Unaffiliated Parties                                          40
Wyco Development LLC                                    CIG Gas Supply Company                                        50
                                                        Unaffiliated Parties                                          50
Wyoming Gas Supply Inc. (DE)                            El Paso WIC Investments, L.L.C.                              100
Wyoming Interstate Company Ltd. (CO)                    Wyoming Gas Supply Inc.                       (LP)            50
                                                        CIG Gas Supply Company                        (GP)            50
Young Gas Storage Company, Ltd. (CO)                    CIG Gas Storage Company                                     47.5
                                                        Unaffiliated Parties                                        52.5
Zipline, L.L.C. (DE)                                    El Paso Global Networks Company                               50
                                                        Unaffiliated Parties                                          50